UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2014

Endeavour International Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 307-8700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously announced, on October 10, 2014, Endeavour International Corporation (the “Company”) and certain of its subsidiaries (such subsidiaries, together with the Company, the “Debtors”), filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the proceeding In re Endeavour Operating Corporation, et al., Case No. 14–12308.

On December 19, 2014, the Debtors filed their monthly operating report for the period beginning November 1, 2014 and ending November 30, 2014 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s plans, assumptions and expectations as of the date hereof. Please refer to the Company’s Annual Report on Form 10-K for year ended December 31, 2013, filed with the SEC on March 17, 2014, Form 10-K/A filed with the SEC on March 21, 2014 and other filings for a discussion of material risk factors. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Monthly Operating Report for the month ended November 30, 2014, filed with the United States Bankruptcy Court for the District of Delaware

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

December 22, 2014	By:	/s/ Catherine L. Stubbs
Name: Catherine L. Stubbs
Title: Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Monthly Operating Report for the month ended November 30, 2014, filed with the United States Bankruptcy Court for the District of Delaware